EXHIBIT 99.2



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   Thomson StreetEvents
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    SHOO - Q1 2007 Steven Madden Earnings Conference Call

    Event Date/Time: May. 01. 2007 / 10:00AM ET

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May. 01. 2007 / 10:00AM, SHOO - Q1 2007 Steven Madden Earnings Conference Call
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CORPORATE PARTICIPANTS

Cara O'Brien
Financial Dynamics - IR

Jamie Karson
Steven Madden, Ltd. - Chairman, CEO

Ed Rosenfeld
Steven Madden, Ltd. - EVP-Strategic Planning & Finance


CONFERENCE CALL PARTICIPANTS

Scott Krasik
C.L. King - Analyst

Jeff Van Sinderen
B. Riley - Analyst

Angelique Dab
Nollenberger - Analyst

Heather Boksen
Sidoti & Company - Analyst

Jeff Mintz
Wedbush Morgan - Analyst

Randy Scherago
First Albany - Analyst

Chris Svezia
Susquehanna Financial - Analyst


PRESENTATION

Operator

Good morning, ladies and gentlemen, and welcome to the Steven Madden, Ltd. conference call. At this time, all participants are in a listen-only mode. Later, we will conduct a question-and-answer session and instructions will follow at that time. Any reproduction of this call in whole or in part is not permitted without prior express written authorization of the Company. And as a reminder, ladies and gentlemen, this conference is being recorded.

I would now like to introduce your host for today's conference, Ms. Cara O'Brien of Financial Dynamics. Please go ahead.

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Cara O'Brien - Financial Dynamics - IR

Thank you, operator. Good morning, everyone, and thank you for joining this discussion of Steven Madden, Ltd.'s first-quarter results. Before we begin, I would like to remind you that statements in this conference call that are not statements of historical or current fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. The statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the SEC.

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May. 01. 2007 / 10:00AM, SHOO - Q1 2007 Steven Madden Earnings Conference Call
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Also, please refer to the earnings release for more information on risk factors that could cause actual results to differ. Finally, please note that any forward-looking statements used in this call should not be relied upon as current after today's date.

I would now like to turn the call over to Jamie Karson, Chairman and Chief Executive Officer of Steven Madden, Ltd. Jamie, go ahead, please.

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Jamie Karson - Steven Madden, Ltd. - Chairman, CEO

Thanks, Kara. Good morning and thank you for joining us as we review Steven Madden, Ltd.'s results for the first quarter ended March 31, 2007. With me to discuss the business is Ed Rosenfeld, our Executive Vice President of Strategic Planning & Finance.

We are pleased to have achieved revenues in the first quarter that were essentially in line with our expectations, as well as earnings per share at the high end of our anticipated range. We were comping against record results from the first quarter last year, and as such, had a very high bar to meet.

Our year-over-year top-line performance largely reflects the absence of sales from Rule and l.e.i., two product lines discontinued within the last 12 months that contributed to our results in the first quarter last year.

As expected, we experienced weakness in women's boots, men's Sport Fusion product and Betsey Johnson handbags during the quarter, which impacted our gross margin. In our retail division, we improved our gross margin despite margin pressure in the boot category.

While we experienced challenges in select merchandise categories, we were very pleased with the performance of Madden Girl, which surpassed our expectations during the quarter. As we have previously discussed, Madden Girl provides an opening price point offering that allows a new base of customers a way to experience the fashion of Steve Madden. Madden Girl has been growing steadily since its launch at the end of 2005, and we look forward to maintaining our momentum with this brand.

As always, we were pleased with the efforts of our design team during the first quarter. Led by Steve, the inspiration and creative force behind the brand, our innovative design team continues to deliver trend right and fashion forward product that is resonating with our customers. The quality product created by our design team is the foundation of our success, and we are committed to upholding our design excellence and further enhancing our brand equity.

Importantly, we maintained a very strong financial position and effectively managed our balance sheet. During the first quarter, we also demonstrated our commitment to enhancing shareholder value, as well as our confidence in the Company's future, by repurchasing 710,187 shares for an aggregate of $20.9 million.

Before I turn the call over to Ed to review our first-quarter results and business outlook in more detail, I'd like to take a moment to discuss the key initiatives where our efforts will be directed for the remainder of 2007.

Underpinning all of our initiatives for 2007 is our strong ongoing focus on building upon the growth and success we achieved in the past year. In addition to the record financial results we achieved in 2006, we were extremely successful in elevating our existing brand's image and appeal and expanding the demographics of our customer base.

Our top priority over the remainder of this year will continue to be delivering fashion-forward, trend-right footwear to our ever-broadening customer base. As (technical difficulty) committed to supporting our outstanding design team and ensuring that they have the resources they need to continue to deliver superior product. By providing product that excites our customers, we are able to not only drive strong full-price selling, but also further build our brand equity.


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May. 01. 2007 / 10:00AM, SHOO - Q1 2007 Steven Madden Earnings Conference Call
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Another priority for the year will be to focus on our diversification strategy by continuing to leverage our strong brand equity into other merchandise categories. We have been very pleased with the performance of our Steve Madden and Steven by Steve Madden branded handbag collections, and will continue to focus on the growth of this category going forward.

We are also pleased to be expanding our presence through the introduction of Steve Madden dresses this year. As most of you know, we signed a license for dresses in the third quarter of 2006. Our initial collections have shipped to major department stores and have been met with a tremendous response and excellent sellthroughs. We continue to believe dresses mark a very logical extension of our brands, joining our eyewear, outerwear, cold weather accessories, watch and girls' apparel offerings. We are excited about the initial dress collections and are pleased to be able to offer our growing customer base another category in which they can experience the Steve Madden lifestyle.

Finally, we remain focused on further expanding our retail footprint through the opening of new Steve Madden stores. Specifically, we are proceeding in our strategy to fill in stores in key existing markets where we are experiencing the most success, such as New York, Miami, Las Vegas and Southern California.

In summary, we have solidified our position as the fashion leader in our space and we feel very strongly about the continued success of our business in 2007 and beyond. We are committed to executing the fundamentals that have historically driven our business and have been at the core of our success. We will remain focused on leveraging the strong foundation developed in the last year through the successful diversification of our business model and product offerings to generate long-term growth.

We are cautiously optimistic in our outlook for the year and believe we are on the right path to continue to grow and diversify our business and maintain our momentum in developing Steve Madden into a global lifestyle branded company.

And now I'd like to turn the call over to Ed, who will discuss the financial results for the quarter in more detail and provide more specific outlook for the business.
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Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Thanks, Jamie. Consolidated net sales in the quarter were $106.7 million, versus $108.3 million a year ago. Ongoing businesses were approximately flat, with the absence of sales from discontinued brands Rule and l.e.i. only partially offset by the increase in sales from recording a full quarter of results for Daniel M. Friedman, acquired on February 7th last year.

Gross margins for the quarter declined from 42.7% last year to 39.6% this year, and the decline in the wholesale division was only partially offset by an increase in the retail division. Operating expenses as a percentage of sales increased 80 basis points in the quarter, from 29.2% last year to 30% this year.

Net income for the quarter was $9.5 million, compared with $10.9 million in the prior year. Diluted EPS for the quarter was $0.43 a share on 22 million diluted weighted average shares outstanding, compared to $0.50 a share on 21.9 million diluted weighted average shares outstanding a year ago.

Now I will talk about the performance of each of our divisions. First, our wholesale division, which was comprised of nine segments in the quarter -- Steve Madden Women's, Steve Madden Men's, Steven by Steve Madden, Madden Girl, Stevies, Candies, Natural Comfort, Steve Madden and Daniel M. Friedman.

Net sales in the Steve Madden Women's wholesale segment were $32.6 million versus $34.2 million in last year's first quarter. As we indicated on the fourth-quarter call, sales were pressured by the poor performance of boots and booties. Sales were also impacted by a change in the receipt calendar for Federated that pushed shipments that previously have been completed in March into April. From a product standpoint, bright spots included peek-a-boo [gel] platforms, round-toe dress shoes and polka dots in all classifications.
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May. 01. 2007 / 10:00AM, SHOO - Q1 2007 Steven Madden Earnings Conference Call
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Net sales in Steve Madden Men's were $9.5 million in the quarter versus $12.2 million a year ago. As we discussed on the last call, Sport Fusion looks have been disappointing, while driving mocs and dress shoes have continued to perform well.

Net sales in Steven by Steve Madden were $3.4 million in Q1 compared with $4.1 million a year ago. Sales decline resulted primarily from the change in Federated's receipt calendar. We expect to more than make up the shortfall in Q2 and be up for the first half of the year versus the first half of 2006 in Steven.

Madden Girl net sales were $8.9 million, up 72% from $5.2 million in the first quarter last year, reflecting both increased distribution and expanded assortments within existing doors. We believe the brand name change from SMNY to Madden Girl also helped drive increased sales with certain accounts.

Net sales in Stevies were $3.4 million in the quarter, a 31% increase from $2.6 million a year ago. We recorded significant increases in our kids' division with some major accounts, including Mervyns and Limited Too under the Stevies brand and Nordstrom under the Steve Madden brand.

Candies net sales were $8.6 million versus $8.7 million a year ago. Peek-a-boo toe heels and ballet flats performed well, while dress sandals and stacked wedge slides were disappointing. We also had small sales contributions from two brands we were testing in the quarter, Natural Comfort and Stephen Madden. Wholesale sales under these new brands totaled $1 million in Q1.

Our last wholesale division, the Daniel M. Friedman accessories business, generated net sales of $14.9 million in the quarter versus $8.3 million in last year's Q1, when we only owned the business for two months of the quarter. While we are continuing to experience challenges with Betsey Johnson, we are pleased with the progress we've made with our Steven and Steve Madden handbags.

Taking all this together, overall wholesale sales were $82.3 million compared to $83 million a year ago. It should be noted that last year's first-quarter sales included $7.7 million in net sales from Rule and l.e.i., two brands that we did not go forward with in 2007.

Overall, wholesale gross margin decreased from 41.1% last year to 36.2% this year, due primarily to margin pressure from the poor performance of boots in Steve Madden Women's, Sport Fusion products in Steve Madden Men's and Betsey Johnson handbags in the Daniel M. Friedman division.

Moving on to our retail division, first-quarter sales were $24.4 million versus $25.3 million in last year's first quarter. Comp store sales decreased 1.7% in the quarter due to a decline in the boot categories. Gross margin in the retail division improved 290 basis points, from 48% last year to 50.9% this year, primarily due to freight savings and fewer store-to-store transfers.

As of the end of the quarter, we had 96 stores in operation and stores open for the full 12 months ended March 31 generated $723 in sales per square foot.

Moving to other income, the Company's commission and licensing fee income, net of expenses, increased 45% in the quarter to $5.4 million from $3.8 million in last year's first quarter. Our Adesso-Madden First Cost division continued its outstanding performance, with commission income, net of expenses, increasing 47% to $4.3 million in the quarter compared to $3 million in the first quarter last year.

Licensing income was also up for the quarter, generating an increase of 37% to $1.1 million from approximately $800,000 in the first quarter last year.

With respect to the balance sheet, we continue to maintain a debt-free (technical difficulty) and ended the quarter with $90 million in cash, cash equivalents and marketable securities. Total inventory at the end of the quarter was $28.7 million, and our inventory turn for the latest 12 months was 7.9 times.

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May. 01. 2007 / 10:00AM, SHOO - Q1 2007 Steven Madden Earnings Conference Call
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Accounts Receivable and [due from] factor were $50.7 million, reflecting average collection in 53 days. Capital expenditures were $2.1 million for the quarter and we repurchased 710,187 shares of common stock at an average price of $29.49 for a total cost of $20.9 million. Stockholders' equity as of March 31 was $201.6 million.

Now on to the outlook for the balance of the year. Based on our first-quarter results and current visibility into sales trends, we now anticipate the net sales for the year will be approximately flat to 2% higher than net sales for 2006. We continue to anticipate our earnings per diluted share for the year will range between $2 and $2.10.

As we outlined in our release, as a result of more difficult comparisons in the second quarter due to the strong performance of Betsey Johnson handbags and the contribution from Rule in last year's second quarter, as well as easier comparisons in the second half of the year due to the weaker performance of these products in last year's third and fourth quarters, we expect sales and earnings to be more heavily weighted towards the second half of the year relative to 2006.

We continue to be focused this year on building on the substantial growth we achieved in 2006. We accomplished A number of important strategic initiatives in the past year that provided us with a much broader platform for the future expansion of our business. And we plan to continue to leverage the ongoing strength of our core footwear business, the brands we've introduced in the last year, and our entry into new merchandise categories to drive the long-term growth of the business.

We are cautiously optimistic in our outlook for the year and believe we have a strong foundation, as well as the plans and programs in place, to achieve our objectives in 2007. We look forward to reporting back to you throughout the remainder of the year. And now, I would be happy to answer any questions you may have.
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QUESTIONS AND ANSWERS

Operator

(OPERATOR INSTRUCTIONS) Scott Krasik of C.L. King.
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Scott Krasik - C.L. King - Analyst

Good morning, guys. I knew you stayed away from given second-quarter guidance, but last year in the second quarter earnings were up over Q1. Do you expect the same trend this year?
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Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Yes, they should be up over Q1 again.
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Scott Krasik - C.L. King - Analyst

They should still be up over Q1. Okay, good. And then on wholesale gross margins, 500 bp decline year-over-year; probably some of that had to do with clearing boots. What do you see is the pressure on wholesale gross margins going forward? And is it going to be that sort of year over (technical difficulty) or should you actually be able to make up some of that?
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Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

No, I think that over the back nine months we should be able to be at least flat to last year, and potentially have some improvement in the back nine months.

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May. 01. 2007 / 10:00AM, SHOO - Q1 2007 Steven Madden Earnings Conference Call
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Scott Krasik - C.L. King - Analyst

What are going to be the pressures or the drivers of that?
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Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Well, in first quarter, the pressures were obviously boots in Steve Madden Women's, Sport Fusion products in Steve Madden Men's, and then Betsey Johnson in Daniel M. Friedman.

The boots issue is really behind us after first quarter. Daniel Friedman, I think we're still going to feel some pressure into second. But in the back half, we should expect improvement in that division, because we had a poor gross margin performance in the back half there. And Men's, again, a little pressure in second, but we will be looking to get back to the same levels that we were at in the back half.
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Scott Krasik - C.L. King - Analyst

Okay. Good. And then on the Men's product, you showed some real good stuff, first, I guess, in December and then at WSA in a bigger way. Haven't seen as much of it at retail yet; it's still sort of the same older Sport Fusion low-profile looks. When will we see that really saturating retail?
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Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

We are just now starting to get some of the new sport products delivered to customers. We did deliver it to Foot Locker, for instance, in the test that we are doing there, and we got very good response to two of the new Sport Fusion styles. So we do feel good about that.

And I think, hopefully, you really start to see the impact though in Q3. Q2 in the Men's business, I do expect us to be down again over Q2 last year, although the decline in percentage terms should be less than it was in first. And then we would look to resume growth in the back half in Men's.
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Scott Krasik - C.L. King - Analyst

Okay, good. And then just lastly, the inventory you said was 28.7 million. It looks like that is down significantly from last year at this time. And even with the delay in the shipping for some of the Madden Women's, what is the reason for that? Obviously, you are doing a good job there managing your inventories, but could you talk about that?
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Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Sure. Yes, we are down about 22% overall inventory (technical difficulty) for the year. And that is really just -- that is managing the business very conservatively. As you know, right now it's a different inning in footwear; there is not any runaway, must-have trend the way there was with the pee toes a year ago or, say, western the year before that.

And so right now we are being conservative with our inventory position and cautious with our sales forecasts until we see something emerge, and then we will shape this the way we always do.

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May. 01. 2007 / 10:00AM, SHOO - Q1 2007 Steven Madden Earnings Conference Call
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Scott Krasik - C.L. King - Analyst

Good. Okay, great. Thanks, guys.
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Operator

Jeff Van Sinderen of B. Riley.
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Jeff Van Sinderen - B. Riley - Analyst

Good morning. I wonder if you guys can update us on what you're working on with Danny Friedman. For example, for the Betsey Johnson handbags, what do you see emerging there? What initiatives are you working on to get the product right?
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Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Sure. Well, we have put some new design talent into the Betsey Johnson division, and we have been tweaking the product a little bit. As we talked about in the last call, we do expect that to be a drag, though, for the first half of the year, and we will be really looking for improvement in Betsey Johnson in the back half.

The good news is that the momentum with Betseyville, which is the lower-priced Betsey line, is tremendous and is exceeding (technical difficulty). So we are very pleased about that, and we expect that to really make up quite a bit of the shortfall from the Betsey Johnson line.

And then additionally in Daniel Friedman, what we really are excited about is that we have a great trend with Steve Madden and Steven handbags, particularly the Steven handbags, which are getting excellent sellthroughs at retail and we are very pleased about that.
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Jeff Van Sinderen - B. Riley - Analyst

That is good to hear. And then as far as the apparel business goes, it's sounds like you are off to a pretty strong start there with dresses. Just wondering what else is on the horizon there.
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Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Well, right now we are just focused on the dresses. Certainly sportswear is an opportunity down the road, but our full focus right now is making the dresses as successful as possible. And as you alluded to, the launch there has been tremendous. We delivered it to over -- it's going to be in about 280 doors initially. All the big stores have bought it -- Macy's, Nordstrom, Dillard's, Carson's, Belk, Parisian -- and so far the sellthroughs have been tremendous.

And it really says a lot about where we have come with this brand, because these are $150, $175 dresses with the Steve Madden label that are blowing out. And it really shows, I think, how we been able to elevate the brand in the customer's mind and how our brand really resonates outside of footwear.
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Jeff Van Sinderen - B. Riley - Analyst

Okay. And then can you give us a little more color on Madden Girl and where you see that business trending?

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Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Sure. We had tremendous quarter in (indiscernible); we were up about 70%. And that is probably our biggest growth opportunity in wholesale this year. We'd like to be up 35% this year in that division, so we feel very good about how we are trending there.
________________________________________________________________________________

Jeff Van Sinderen - B. Riley - Analyst

And then how about the Steven footwear business, how is that going? Sounds like it was down a little bit, but just wondering what is on the horizon there?
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Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Yes, it was down a little bit because of some orders that would have gone out [3/25] a year ago were pushed to [4/05] this year; that was with Federated. So essentially, you only two months of shipping with Federated in the quarter. But the overall momentum there is very strong. Again, we will be up in second quarter; we should be up for the first half as a whole. And the good news there is our Nordstrom business is really growing and really driving the growth there.
________________________________________________________________________________

Jeff Van Sinderen - B. Riley - Analyst

Okay. So it is not an issue of there is something wrong with the product or it's not selling through? It was really sort of a shift with Federated and their ordering patterns and selling low at Nordstrom, etc.?
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Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Yes, you will see us catch up in second.
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Jeff Van Sinderen - B. Riley - Analyst

Okay, good. And then on the licensing front, anything brewing there that you guys are currently focusing on?
________________________________________________________________________________

Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Well, we are always reviewing other opportunities. But again, right now we are really focused on making the licenses we have as successful as possible. We really want to keep up the good work with dresses, and of course we've got watches and cold weather accessories coming later this year.
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Jeff Van Sinderen - B. Riley - Analyst

And then one more question and I will let somebody else jump in. What operational initiatives are you guys focused on for your retail store business?
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Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

We are looking at basically everything we do in retail. We are reorganizing the merchandising groups, so people buy by classification, not by region. We are looking at our store designs to make sure that they're as effective as they should be. We've made some changes in the field organization; we're looking at how we do training. We're evaluating everything in retail because we are determined to be best-in-class in that area.

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May. 01. 2007 / 10:00AM, SHOO - Q1 2007 Steven Madden Earnings Conference Call
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Jeff Van Sinderen - B. Riley - Analyst

All right, very good. Thanks very much and good luck.
________________________________________________________________________________

Operator

Angelique Dab from Nollenberger.
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Angelique Dab - Nollenberger - Analyst

Good morning. Could you give us a breakout of the divisions, for the gross margin in the different divisions?
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Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Sure. Wholesale footwear, we were 38.1% versus 41.5% a year ago. Danny Friedman, the accessory division, 27.5% versus 37.4% a year ago. And retail, 50.9% this year versus 48% last year.
________________________________________________________________________________

Angelique Dab - Nollenberger - Analyst

And then what about gross margin on the Steve Madden Men's?
________________________________________________________________________________

Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

We are not going to provide gross margin by brand any longer. But I will tell you Steve Madden Men's was down 3 to 400 basis points due to the weakness in the Sport Fusion.
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Angelique Dab - Nollenberger - Analyst

Thank you.
________________________________________________________________________________

Operator

Heather Boksen from Sidoti & Co.
________________________________________________________________________________

Heather Boksen - Sidoti & Company - Analyst

Good morning, guys. I was hoping you guys can give us a little more color with respect to spring sales to date, any impact you guys have felt from some of the odd weather patterns we been having. It sounds like inventory-wise, you guys are comfortable and we shouldn't be seeing any markdown pressure on sandals similar to what we had with boots back in Q4 to Q1.
________________________________________________________________________________

Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Right. Well, as you pointed out, it has been a challenging environment at retail overall, and April certainly was difficult because the Easter shift was working against us this year, and then there was some difficult weather, which made it challenging. But overall, we feel comfortable certainly with where our inventory is. You saw that the inventory was down substantially.
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May. 01. 2007 / 10:00AM, SHOO - Q1 2007 Steven Madden Earnings Conference Call
________________________________________________________________________________


And in fact, we think we can do a little better on the gross margin line in Steve Madden's Women's, for instance, in second quarter than we did a year ago when we were closing out a lot of sandals.
________________________________________________________________________________

Heather Boksen - Sidoti & Company - Analyst

Okay. So even though if sandals aren't great this year, it still could be better than last year.
________________________________________________________________________________

Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Yes. And the trend toward sandals is better than it was a year ago.
________________________________________________________________________________

Heather Boksen - Sidoti & Company - Analyst

Okay. Just switching gears, going back to dresses a little bit. Can you tell me how many SKUs you shipped initially, and, I guess, how many you think that can grow to by the end of the year?
________________________________________________________________________________

Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

I would have to get back to you on the SKU count; I don't know the answer to that.
________________________________________________________________________________

Heather Boksen - Sidoti & Company - Analyst

Okay, thank you.
________________________________________________________________________________

Operator

Jeff Mintz of Wedbush Morgan.
________________________________________________________________________________

Jeff Mintz - Wedbush Morgan - Analyst

Thanks. Good morning, guys. A couple questions on the boot business. First, looking back at the first quarter, can you talk a little bit about how you see the difficulties breaking down between the market and kind of your styles? Was it more missing on the style or was it more just a marketwide issue?
________________________________________________________________________________

Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

No, I think it was a difficult boot season overall, certainly. The casual boot business was pretty difficult for everyone other than UGGs. And it was difficult weather. If you remember, the weather was very, very mild until very late in the season, when the boots had already been marked down. So that was difficult.

But certainly, yes, we take responsibility. We don't feel we had the styling completely right, and we are going to try to get it right this year.


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May. 01. 2007 / 10:00AM, SHOO - Q1 2007 Steven Madden Earnings Conference Call
________________________________________________________________________________


Jeff Mintz - Wedbush Morgan - Analyst

Okay. And that's kind of my second question, which is when you look out to the fourth quarter essentially of this year, what do you see in terms of how difficult are the comparisons going to be and what kind of trends do you see on the horizon that can drive that business this year?
________________________________________________________________________________

Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

The boot comparisons aren't terribly difficult because we didn't do a great job last year. And we are very focused on that. One of the things that we did a little differently this year is we really got out in front of the boot business and got going on it earlier, and worked with our wholesale customers to put a boot package together, really in February, that we are doing on a cut-to-order basis. And that is something that is a little different for us this year.

Certainly, as we see trends emerge, we will still chase them. But doing this on a cut-to-order basis we think is going to really limit our downside in boots. And we think it's going to be a pretty good boot year. We think the trend of women wearing dresses is going to be good for boots. We feel good about riding boots and shoeties. We had some shoeties last year; they got pretty good response, but we think we were actually a little early with them and that they'll do much better this year.
________________________________________________________________________________

Jeff Mintz - Wedbush Morgan - Analyst

Okay. And then on the Federated shift, are there any other shifting deliveries that we should expect looking forward to the rest of this year that they've told you about already?
________________________________________________________________________________

Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

This is going to roll forward and happen every quarter, but --. So in second quarter, for example, you've got a benefit from the first quarter -- the end of March deliveries moving into the beginning of April. But you will have the loss of end of June moving into July. So in each successive quarter, you'll still have three months of shipping, so you shouldn't see a big impact. It's really only that first quarter of change where you see the impact.
________________________________________________________________________________

Jeff Mintz - Wedbush Morgan - Analyst

Okay, but I would assume that in terms of relative size, does that mean that you will likely have a disadvantage to the second quarter as compared to last year and maybe a little bit of a benefit to the third? Am I thinking (technical difficulty)?
________________________________________________________________________________

Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Very minimal, if at all.
________________________________________________________________________________

Jeff Mintz - Wedbush Morgan - Analyst

Okay, great. And then on the retail stores, were there any -- I know the number came out the same, but were there any store openings and closings in Q1, and what is the plan for the rest of the year on that?
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                                                                FINAL TRANSCRIPT
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May. 01. 2007 / 10:00AM, SHOO - Q1 2007 Steven Madden Earnings Conference Call
________________________________________________________________________________


Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

There were no store openings or closings in Q1. We continue to forecast 8 to 10 new store openings. Most of those will happen in third quarter.
________________________________________________________________________________

Jeff Mintz - Wedbush Morgan - Analyst

Okay, great. And then the freight cost benefit that you got on the retail side, was that something that can be sustained or repeated in future quarters?
________________________________________________________________________________

Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Yes, it should be repeated in future quarters. And we really saw that benefit in fourth quarter as well, so that is when you will really start to anniversary that improvement.
________________________________________________________________________________

Jeff Mintz - Wedbush Morgan - Analyst

Okay. Great. Thanks very much and good luck.
________________________________________________________________________________

Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Thank you.
________________________________________________________________________________

Operator

Scott Krasik, C.L. King.
________________________________________________________________________________

Scott Krasik - C.L. King - Analyst

Ed, on Candies, is there any potential for further rollout? I don't know -- is Kohl's all doors with Candies right now?
________________________________________________________________________________

Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Yes, we are all door there.
________________________________________________________________________________

Scott Krasik - C.L. King - Analyst

Okay. And are you seeing any pressure that they are putting on you from a (technical difficulty) perspective in terms of sourcing?
________________________________________________________________________________

Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

I think there is some pressure, because, as you know, we are no longer the exclusive -- we no longer have the exclusive as provider of Candies footwear. But counterbalancing that is that this is the last quarter that we have to make a royalty payment to Iconix, which obviously that licensing royalty payment reduces our gross margin. So the net effect of some pressure from Kohl's but not having to make licensing royalty payments should mean we'll end up in about the same place.
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May. 01. 2007 / 10:00AM, SHOO - Q1 2007 Steven Madden Earnings Conference Call
________________________________________________________________________________


Scott Krasik - C.L. King - Analyst

Were they actually sourcing some Candies footwear product on their own this quarter?
________________________________________________________________________________

Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

No, we are doing it all.
________________________________________________________________________________

Scott Krasik - C.L. King - Analyst

Okay. Okay, thanks.
________________________________________________________________________________

Operator

Randy Scherago, First Albany.
________________________________________________________________________________

Randy Scherago - First Albany - Analyst

Two quick questions. One, there was a lot of design effort put into Natural Comfort. Can you give us any perspective on what you think the brand will do this year? And sort of when the rubber hits the road, are we going to see (technical difficulty) in the brand in the second or third quarter?

And then also, second question is, do you have a new strategy to get a shoe program into Penney's? Because I know Rule was -- while it hadn't succeeded that well, basically it still was a $10 million plus business at the time you discontinued it.
________________________________________________________________________________

Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Sure. Well, on Natural Comfort, we are sort of repositioning that brand a little bit. When we first introduced the Natural Comfort product, it was very different looking, very unique and it got a lot of attention, a lot of buzz, because of that. But what we found was that the shoes may have been a little too different; we think it was a little too nichey and not understandable enough for a wide audience.

So, we brought in a new president of that division who is also a product person. And we are really repositioning the product to make it more current and trend-right, but with the comfort characteristics. And so while we do that, we're going to keep the distribution very tight. We are looking for a very small sales contribution from that division this year. And as soon as we feel comfortable that we have the product right, then we will look to really grow that business.
________________________________________________________________________________

Randy Scherago - First Albany - Analyst

Okay.
________________________________________________________________________________

Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

As far as Penney's, we are doing private-label shoes for them right now. And we continue to kick around ideas about a brand for them, but right now have no definitive plans about a brand for Penney's.

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
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________________________________________________________________________________

May. 01. 2007 / 10:00AM, SHOO - Q1 2007 Steven Madden Earnings Conference Call
________________________________________________________________________________


Randy Scherago - First Albany - Analyst

Okay, thanks.
________________________________________________________________________________

Operator

Chris Svezia, Susquehanna Financial.
________________________________________________________________________________

Chris Svezia - Susquehanna Financial - Analyst

Good morning, gentlemen. A couple of questions, Ed. I guess first, just going back to the Footlocker test with regard to the men's Sport Fusion product, can you give us an idea of how many doors you're in right now and maybe the rollout as you kind of move through the balance of this year, both in terms of Footlocker and other channels of distribution as well?
________________________________________________________________________________

Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

Sure. In Footlocker, it is a 150-door test right now. We've just started, so we don't know what the rollout will be. The good news is that the shores are performing well. In addition to the two Sport Fusion products that I talked about that were selling well, we also have two driving mocs doing well with Footlocker.

And so it certainly represents a big opportunity, but we can't -- we are not going to speculate on how many doors they will take us to and when.
________________________________________________________________________________

Chris Svezia - Susquehanna Financial - Analyst

Okay. And then I guess just jumping quickly to your retail business, you saw very strong gross margin improvement; that is nice to see. And I think in the past you had talked about getting back or getting to double-digit operating margins for your retail business, potentially in '07. Is that still a possibility for '07 at this juncture as you see it?
________________________________________________________________________________

Ed Rosenfeld - Steven Madden, Ltd. - EVP-Strategic Planning & Finance

No. that's -- I don't see that as a possibility this year; certainly in future years. But based on what we've seen to date, I don't think we will get there this year.
________________________________________________________________________________

Chris Svezia - Susquehanna Financial - Analyst

Okay, thank you very much.
________________________________________________________________________________

Operator

There are no further questions. Please continue with any closing comments.
________________________________________________________________________________

Jamie Karson - Steven Madden, Ltd. - Chairman, CEO

Thank you for being on the call and we look forward to speaking with you on the next call.

________________________________________________________________________________

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
                                                                FINAL TRANSCRIPT
________________________________________________________________________________

May. 01. 2007 / 10:00AM, SHOO - Q1 2007 Steven Madden Earnings Conference Call
________________________________________________________________________________


Operator

Ladies and gentlemen, that does conclude our conference call for today. You may all disconnect and thank you for participating.

________________________________________________________________________________



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